Patient Opportunity Trust
Schedule of Investments (Unaudited)
March 31, 2024
Security	Shares	Value
Common Stocks — 112.2%
Communication Services — 14.1%
Interactive Media & Services — 12.9%
Alphabet Inc., Class A (a) (d)	475,000	$71,691,750
IAC, Inc. (a) (d)	1,100,000	58,674,000
Meta Platforms Inc., Class A (d)	130,000	63,125,400
Total Interactive Media & Services		193,491,150
Media — 1.2%
S4 Capital PLC (a)	27,703,776	18,374,775
Total Communication Services		211,865,925
Consumer Discretionary — 33.7%
Automobiles — 4.4%
General Motors Co. (d)	1,450,000	65,757,500

Broadline Retail — 8.5%
Alibaba Group Holding Ltd., ADR	500,000	36,180,000
Amazon.com Inc. (a) (d)	510,000	91,993,800
Total Broadline Retail		128,173,800
Hotels, Restaurants & Leisure — 10.3%
Expedia Group Inc. (a) (d)	550,000	75,762,500
Norwegian Cruise Line Holdings Ltd. (a)	1,900,000	39,767,000
Travel Plus Leisure Co.	775,000	37,944,000
Total Hotels, Restaurants & Leisure		153,473,500
Leisure Products — 4.7%
Mattel Inc. (a) (d)	2,500,000	49,525,000
Peloton Interactive Inc., Class A (a)	4,750,000	20,353,750
Total Leisure Products		69,878,750
Textiles, Apparel & Luxury Goods — 5.8%
Canada Goose Holdings Inc. (a)(c)	3,200,000	38,592,000
Crocs, Inc. (a)	330,000	47,454,000
Total Textiles, Apparel & Luxury Goods		86,046,000
Total Consumer Discretionary		503,329,550
Energy — 10.8%
Energy Equipment & Services — 2.4%
Seadrill Ltd. (a)	700,000	35,210,000
Oil, Gas & Consumable Fuels — 8.4%
Chesapeake Energy Corp.	215,000	19,098,450
Energy Transfer LP (d)	4,500,000	70,785,000
Kosmos Energy Ltd. (a)	6,200,000	36,952,000
Total Oil, Gas & Consumable Fuels		126,835,450
Total Energy		162,045,450
Financials — 27.1%
Banks — 9.6%
Citigroup Inc. (d)	1,400,000	88,536,000
JPMorgan Chase & Co.	150,000	30,045,000
Western Alliance Bancorp	400,000	25,676,000
Total Banks		144,257,000
Capital Markets — 7.0%
Coinbase Global Inc., Class A (a)	175,000	46,396,000
UBS Group AG (d)	1,900,000	58,368,000
Total Capital Markets		104,764,000
Consumer Finance — 8.5%
Capital One Financial Corp.	200,000	29,778,000
OneMain Holdings Inc. (d)	1,450,000	74,080,500
SoFi Technologies Inc. (a)	3,000,000	21,900,000
Total Consumer Finance		125,758,500
Financial Services — 2.0%
Fiserv Inc. (a)	185,000	29,566,700
Total Financials		404,346,200
Health Care — 13.9%
Biotechnology — 5.6%
Biogen, Inc. (a)	170,000	36,657,100
Precigen Inc. (a)(c)	14,000,000	20,300,000
PureTech Health Plc (a)	9,500,000	26,678,657
Total Biotechnology		83,635,757
Health Care Providers & Services — 2.4%
CVS Health Corp.	450,000	35,892,000

Life Sciences Tools & Services — 1.8%
Illumina, Inc. (a)	196,106	26,929,276

Pharmaceuticals — 4.1%
Green Thumb Industries Inc. (a)	2,000,000	29,040,000
Royalty Pharma PLC, Class A	1,100,000	33,407,000
Total Pharmaceuticals		62,447,000
Total Health Care		172,246,933
Industrials — 9.6%
Ground Transportation — 1.9%
Uber Technologies Inc. (a)	375,000	28,871,250
Passenger Airlines — 7.7%
Delta Air Lines Inc. (d)	1,490,000	71,326,300
United Airlines Holdings Inc. (a)	900,000	43,092,000
Total Passenger Airlines		114,418,300
Total Industrials		143,289,550
Information Technology — 3.0%
Semiconductors & Semiconductor Equipment — 3.0%
NVIDIA Corp.	50,000	45,178,000
Total Information Technology		45,178,000
Total Common Stocks (Cost — $1,338,095,661)		1,678,958,708

Security			Face Amounts	Value
Investment Funds — 0.1%
Pangaea One, LP (a)(b)(c)(e)				1,533,826
Total Investment Funds (Cost — $27,415,330)				1,533,826

Security	Rate	Maturity Date	Shares	Value
Warrants — 0.0%
Alaunos Therapeutics Inc. (a)(b)(e)	$7.00	7/30/2024	252,525	–
Total Warrants (Cost — $1,177,758)				–

Total Investments — 112.3% (Cost — $1,366,688,749)				1,680,492,534
Liabilities in Excess of Other Assets — (12.3)%				(183,815,219)
Total Net Assets — 100.0%				$1,496,677,315

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

ADR - American Depositary Receipt
LP - Limited Partnership
PLC - Public Limited Company

(a)	Non-income producing security.
(b) (c)
Security is valued in good faith in accordance with procedures approved by the Board of Trustees.
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer.  At March 31, 2024, the total cost of investments in Affiliated Companies was $101,742,877 and the market value was $60,425,826. (See Note 2).

(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(e)	Restricted security.

SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2024:

Patient Opportunity Trust
Description	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments
Common Stocks	$1,678,958,708	$–	$–	$1,678,958,708
Investment Funds	–	–	1,533,826	1,533,826
Warrants ~	–	–	–	–
Total Long-Term Investments	1,678,958,708	–	1,533,826	1,680,492,534
Total Investments	$1,678,958,708	$–	$1,533,826	$1,680,492,534

~ No value. The warrant is valued using Bloomberg’s Black-Scholes model and applying a 35% liquidity markdown.

See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Securities	Investment Fund
Balance at December 31, 2023	$1,647,803
Change in unrealized appreciation (depreciation)	(113,977)
Balance as of March 31, 2024:	$1,533,826
Change in unrealized appreciation (depreciation) for Level 3 securities held at March 31, 2024	(113,977)

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments.

	Fair Value at March 31, 2024	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input *
Limited Partnership Interests	$1,533,826	Discounted NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease

*
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended March 31, 2024:

	Pangaea One, LP	Canada Goose Holdings, Inc.	Precigen, Inc.	Total
Value at December 31, 2023	$1,647,803	$35,550,000	$17,420,000	$54,617,803
Purchases	-	2,446,940	1,444,866	3,891,806
Sales / Partnership Distributions	-	-	-	-
Change in Unrealized Gain (Loss)	(113,977)	595,060	1,435,134	1,916,217
Realized Gain (Loss) on Sales / Distributions	-	-	-	-
Value at March 31, 2024	$1,533,826	$38,592,000	$20,300,000	$60,425,826
Amortization, Dividend, Interest Income

3. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at March 31, 2024	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$27,419,463	$1,533,826	0.2%	$729,365	[2]
Alaunos Therapeutics, Inc. (Warrant)[3]	$1,177,758	$-	0.0%	N/A

1Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12,4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2 This security is in liquidation. Management does not expect to have a capital expenditure related to this commitment in the future.

3 Acquisition date was 7/19.